Leases	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
Leases	Leases
a) Right-of-Use Assets

Our significant lease arrangements include contracts for leasing office premises, mining equipment, railcars, pipelines and road and port facilities. As at December 31, 2021, $704 million (2020 – $730 million) of right-of-use assets are recorded as part of land, buildings, plant and equipment within property, plant and equipment.

(CAD$ in millions)	2021	2020
Opening net book value	$730	$762
Additions	141	312
Depreciation	(163)	(166)
Changes in foreign exchange rates and other	(4)	(178)
Closing net book value	$704	$730

b) Significant Individual Lease Arrangements

Fort Hills entered into a service agreement in 2017 with TC Energy Corp. for the operation of the Northern Courier Pipeline and associated tanks to transport bitumen between Fort Hills and Fort McMurray, Alberta, for a period of 25 years with an option to renew for four additional five-year periods. We have assumed the extensions will be exercised in our determination of the lease liability. As at December 31, 2021, our share of the related lease liability was $195 million (2020 – $199 million).

TAK leases road and port facilities from the Alaska Industrial Development and Export Authority, through which it ships all concentrates produced at the Red Dog mine. The lease requires TAK to pay a minimum annual user fee of US$6 million until 2040. As at December 31, 2021, the related lease liability was $87 million (2020 – $99 million).

c) Lease Liability Continuity

(CAD$ in millions)	2021	2020
As at January 1	$692	$672
Cash flows
Principal payments	(139)	(163)
Interest payments	(35)	(37)
Non-cash changes
Additions	151	319
Interest expense (Note 9)	35	37
Changes in foreign exchange and other	(10)	(136)
As at December 31	$694	$692
Less current portion	(127)	(119)
Long-term lease liabilities	$567	$573